EXHIBIT A


Effective August 23, 2013 the Companys
name changed to Barclays Africa Group
Limited.

                          FORM OF AMERICAN
DEPOSITARY RECEIPT

                                                          CUSIP Number

                                                         AMERICAN
DEPOSITARY SHARES
                                                    (Each American
Depositary Share
                                                   represents two
deposited Shares)

                                 THE BANK OF NEW YORK
                              AMERICAN DEPOSITARY
RECEIPT
                         EVIDENCING AMERICAN
DEPOSITARY SHARES
                            REPRESENTING ORDINARY
SHARES OF
                               NOMINAL VALUE R2 EACH OF
                                  ABSA GROUP LIMITED
             (INCORPORATED UNDER THE LAWS OF
THE REPUBLIC OF SOUTH AFRICA)

         The Bank of New York, as depositary
(hereinafter called the Depositary),
   hereby certifies that,
____________________________________
____________________,
   or registered assigns IS THE OWNER OF
   _________________________________
___________ AMERICAN DEPOSITARY SHARES

   representing deposited Shares of nominal value R2 each, or evidence of rights to receive such shares (herein called Shares) of ABSA Group Limited, incorporated under the laws of South Africa (herein
called the Company). At the date of the
   Deposit Agreement, each American
Depositary Share represents two Shares
   deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the principal office of FirstRand Bank Limited (herein called the Custodian). The ratio of
American Depositary shares to Shares is
   subject to subsequent amendment as
provided in Article IV of the Deposit
   Agreement. The Depositarys Corporate
Trust Office is located at 101 Barclay
   Street, New York, N.Y. 10286.

         1. THE DEPOSIT AGREEMENT.

         This American Depositary Receipt is one
of an issue (herein called
   Receipts), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of
_______ (herein called the Deposit
   Agreement), by and among the Company,
the Depositary, and all Owners and
   Beneficial Owners from time to time of
Receipts issued thereunder, each of whom
   by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof. The
Deposit Agreement sets forth the rights of
   Owners and Beneficial Owners of the
Receipts and the rights and duties of the
   Depositary in respect of the Shares
deposited thereunder and any and all other
   securities, property and cash from time to time received in respect of such
   Shares and held thereunder (such Shares, securities, property, and cash are herein called Deposited Securities). Copies of the Deposit Agreement are on
   file at the Depositarys Corporate Trust
Office in New York City and at the
   office of the Custodian.

         The statements made on the face and
reverse of this Receipt are summaries
   of certain provisions of the Deposit
Agreement and are qualified by and subject
   to the detailed provisions of the Deposit
Agreement, to which reference is
   hereby made. Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.


                                         A1

         2.    SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.

         Upon surrender of this Receipt at the
Depositarys Corporate Trust Office,
   or at such other offices as the Depositary may designate, for the purpose of withdrawal of the Deposited Securities
represented by the American Depositary
   Shares evidenced hereby, and upon
payment of the fees and expenses of the
   Depositary provided in this Receipt, and subject to the other terms and conditions of the Deposit Agreement, the Owner hereof is entitled to delivery, to him or upon his order, of the Deposited
Securities at the time represented by
   the American Depositary Shares evidenced by this Receipt. Delivery of such
   Deposited Securities may be made by (a)(i) the delivery of certificates in the name of the Owner hereof or as ordered
by him, which, if required by law, shall
   be properly endorsed or accompanied by
properly executed instruments of transfer
   to such Owner or as ordered by him or (ii) bookentry transfer of Shares represented by the American Depositary
Shares evidenced by such Receipt to an
   account in the name of such Owner or as
ordered by him and (b) the delivery at
   the office of the Custodian of any other securities, property and cash to which such Owner is then entitled in respect of this Receipt to such Owner or as ordered by him. Such delivery will be made either at the Corporate Trust Office of the Depositary or at such other place as may be reasonably requested by the
   Owner, as provided in the Deposit
Agreement; provided that the forwarding of
   certificates for Shares or other Deposited
Securities for such delivery at the
   Corporate Trust Office of the Depositary or at such other place shall be at the risk and expense of the Owner hereof.

         3.    TRANSFER OF RECEIPTS;
COMBINATIONS AND SPLITUPS OF RECEIPTS.

         The transfer of this Receipt is registrable on the books of the Depositary or the Registrar, if any, by the Owner
hereof in person or by a duly authorized
   attorney, upon surrender at the
Depositarys designated transfer offices of this
   Receipt, properly endorsed or
accompanied by a properly executed
instrument of
   transfer and duly stamped as required by applicable law. This Receipt may be split into other such Receipts, or may be combined with other such receipts into one Receipt, evidencing the same
aggregate number of American Depositary
Shares
   as the Receipt or Receipts surrendered.

         As a condition precedent to the
execution and delivery, registration of
   transfer, splitup, combination, or surrender of any Receipt, the delivery of any distribution thereon, or withdrawal of any Deposited Securities, the
   Depositary, the Company, the Custodian,
or Foreign Registrar may require (a)
   payment from the depositor of the Shares or the presentor of the Receipt of a sum sufficient to reimburse it for (i) any tax or other governmental charge and any stock transfer or registration fees in respect of Receipts, (ii) any tax or other governmental charge and any stock
transfer or registration fees in respect
   of registration of transfers of Shares or the Deposited Securities upon any applicable register and (iii) any applicable fees as provided in this Receipt;
   (b) the production of proof satisfactory to it as to the identity and genuineness of any signature and as to any other matter contemplated by Section
   3.01 of the Deposit Agreement; (c)
compliance with the provisions of the
   Companys Memorandum and Articles of
Association in effect from time to time and
   resolutions and regulations of the
Companys Board of Directors adopted
pursuant
   to such Memorandum and Articles of
Association; and (d) compliance with (i) any
   laws or governmental regulations relating to Receipts or American Depositary
   Shares or to the withdrawal of Deposited
Securities and (ii) such reasonable
   regulations the Depositary and Company
may establish consistent with the
   provisions of the Deposit Agreement or
this Receipt, including, without
   limitation, this Article 3.

         The delivery of Receipts against
deposits of Shares generally or against
   deposits of particular Shares may be
suspended, or the transfer of Receipts in
   particular instances may be refused, or the registration of transfer of outstanding Receipts, or the combination or splitup of Receipts, generally may be suspended, during any period when the transfer books of the Depositary or any register for Shares or other Deposited
Securities are closed, or if any such
   action is deemed necessary or advisable by the


                                         A2

   Depositary or the Company at any time or from time to time because of any requirement of law or of any government
or governmental body or commission, or
   under any provision of the Deposit
Agreement or this Receipt, or for any other
   reason, subject to the following provisions.
Notwithstanding any other provision
   of the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities
may be suspended only for (i) temporary
   delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the
withdrawal of the Deposited Securities, or
   (iv) any other reason that may at any time be specified in paragraph I(A)(1) of the General Instructions to Form F6 under the Securities Act, as such instructions may from time to time be in effect, or any successor provision thereto. Without limitation of the
foregoing, the Depositary shall not knowingly
   accept for deposit under the Deposit
Agreement any Shares which are required to
   be registered under the provisions of the Securities Act, unless a registration statement is in effect as to such Shares.

         4.    LIABILITY OF OWNER OR BENEFICIAL
OWNER FOR TAXES AND OTHER CHARGES.

         If any tax or other governmental charge
shall become payable with respect
   to this Receipt or with respect to any
Deposited Securities represented by
   American Depositary Shares evidenced
hereby, such tax or other governmental
   charge shall be payable by the Owner or
Beneficial Owner hereof to the
   Depositary. The Depositary may refuse to effect any transfer of this Receipt or any combination or splitup hereof or any withdrawal of Deposited Securities represented by American Depositary
Shares evidenced hereby until such payment is
   made, and may withhold or deduct from
any dividends or other distributions and
   may sell any part or all of the Deposited
Securities represented by the American
   Depositary Shares evidenced by this
Receipt and may apply such dividends or
   other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale), the Owner or Beneficial Owner hereof
remaining liable for any deficiency.

         5.    REPRESENTATIONS AND
WARRANTIES OF DEPOSITORS.

         Every person depositing Shares
hereunder and, if applicable, under the
   Deposit Agreement shall be deemed
thereby to represent and warrant that such
   Shares and each certificate therefor are validly issued, fully paid, nonassessable, and free of any preemptive rights, if any, of the holders of outstanding Shares and that the person
making such deposit is duly authorized to
   do so. Every such person shall also be
deemed to represent that (i) Shares
   presented for deposit are not, and the
Receipts evidencing the American
   Depositary Shares representing such
Shares would not be, Restricted Securities,
   and (ii) the deposit of such Shares and the sale of Receipts evidencing American
   Depositary Shares representing such
Shares by that person are not otherwise
   restricted under the Securities Act. Such representations and warranties shall survive the deposit of Shares and the
execution and delivery of Receipts in
   respect thereof.

         6.    FILING PROOFS, CERTIFICATES, AND
OTHER INFORMATION.

         Any person presenting Shares for
deposit or any Owner or Beneficial Owner
   of a Receipt may be required by the
Depositary from time to time (i) to file
   with the Depositary, the Company or the
Custodian such proof of citizenship or
   residence, taxpayer status, exchange
control approval, payment of applicable
   taxes or other governmental charges, legal or beneficial ownership of Receipts,
   Deposited Securities or other securities, compliance with all applicable laws or regulations or terms of the Deposit
Agreement or such Receipt, or such
   information relating to the registration on the books of the Company


                                         A3
   or the Foreign Registrar, if applicable, or any other information the Depositary or the Company may deem necessary or
appropriate to evidence compliance with all
   applicable laws and regulations, and (ii) to execute such certificates and to make such representations and warranties, as the Depositary and the Registrar, as applicable, may deem necessary or
proper or as the Company may reasonably
   request by written request to the
Depositary. The Depositary and the Registrar,
   as applicable, may withhold the delivery or registration of transfer of any
   Receipt or the distribution of any dividend or distribution of rights or of the sale proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made
to the Companys and the Depositarys
   satisfaction. The Depositary shall from time to time advise the Company of the availability of any such proofs, certificates or other information and shall provide the Company, in a timely manner, with copies thereof upon written request by the Company, unless such
disclosure is prohibited by law.

         7.    CHARGES OF DEPOSITARY.

         The Company agrees to pay the
reasonable fees, expenses and outofpocket
   charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into
between the Depositary and the Company
from
   time to time. The Depositary shall present its statement for such charges and expenses to the Company once every
three months. The charges and expenses of the
   Custodian are for the sole account of the Depositary.

               The following charges shall be
incurred by any party depositing or
   withdrawing Shares or by any party
surrendering Receipts or to whom Receipts are
   issued (including, without limitation,
issuance pursuant to a stock dividend or
   stock split declared by the Company or an exchange of stock regarding the
   Receipts or Deposited Securities or a
distribution of Receipts pursuant to
   Section 4.03 of the Deposit Agreement), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the
   Share register of the Company or Foreign
Registrar and applicable to transfers
   of Shares to or from the name of the
Depositary or its nominee or the Custodian
   or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission
expenses as are expressly provided in
   the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency
pursuant to Section 4.05 of the Deposit
   Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and
delivery of Receipts pursuant to Section
   2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.06 or 6.02 of the
Deposit Agreement, (6) a fee of $0.02 or
   less per American Depositary Share (or
portion thereof) for any cash
   distribution made pursuant to the Deposit
Agreement, including, but not limited
   to Sections 4.01 through 4.04 of the
Deposit Agreement, (7) a fee for the
   distribution of securities pursuant to
Section 4.02 of the Deposit Agreement,
   such fee being in an amount equal to the fee for the execution and delivery of
   American Depositary Shares referred to
above which would have been charged as a
   result of the deposit of such securities (for purposes of this Article 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, and (8) any other charge payable by the Depositary, any of the
Depositarys agents, including the
   Custodian, or the agents of the Depositarys agents in connection with the servicing of Shares or other Deposited
Securities (which charge shall be
   assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the
Deposit Agreement and shall be payable at
   the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or
more cash dividends or other cash
   distributions).

         The Depositary, subject to Section 2.10
of the Deposit Agreement, may own
   and deal in any class of securities of the Company and its affiliates and in
   Receipts.


                                         A4

         8.    PRERELEASE OF SHARES AND
RECEIPTS.

         The Depositary may issue Receipts
against delivery by the Company (or any
   agent of the Company recording Share
ownership) of rights to receive Shares from
   the Company (or any such agent). No such issue of Receipts will be deemed a
   PreRelease subject to the restrictions of the following paragraph.

         Unless requested in writing by the
Company to cease doing so, the
   Depositary may, notwithstanding Section
2.03 of the Deposit Agreement, execute
   and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement (PreRelease). The
Depositary may, subject to the
   provisions of Section 2.06 of the Deposit
Agreement, deliver Shares upon the
   receipt and cancellation of Receipts which have been PreReleased, whether or not such cancellation is prior to the
termination of such PreRelease or the
   Depositary knows that such Receipt has
been PreReleased. The Depositary may
   receive Receipts in lieu of Shares in
satisfaction of a PreRelease. Each
   PreRelease will be (a) preceded or
accompanied by a written representation and
   agreement from the person to whom
Receipts are to be delivered (the
   PreReleasee) that the PreReleasee, or its customer, (i) owns the Shares or
   Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or
Receipts, as the case may be, to the
   Depositary in its capacity as such and for the benefit of the Owners, and (iii)
   will not take any action with respect to such Share or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary,
disposing of such Shares or Receipts, as
   the case may be, other than in satisfaction of such PreRelease), (b) at all times fully collateralized with cash, U.S.
government securities or such other
   collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security,
(c) terminable by the Depositary
   on not more than five (5) business days
notice, and (d) subject to such further
   indemnities and credit regulations as the Depositary deems reasonably appropriate. The number of Shares not
deposited but represented by American
   Depositary Shares outstanding at any time as a result of PreReleases will not normally exceed thirty percent (30%) of
the Shares deposited hereunder;
   provided, however, that the Depositary
reserves the right to disregard such
   limit from time to time as it deems
reasonably appropriate and may, with the
   prior written consent of the Company,
change such limit for purposes of general
   application. The Depositary will also set
Dollar limits with respect to
   PreRelease transactions to be entered into hereunder with any particular
   PreReleasee on a casebycase basis as the Depositary deems appropriate. For purposes of enabling the Depositary to
fulfil its obligations to the Owner under
   this Receipt and the Deposit Agreement,
the collateral referred to in clause (b)
   above shall be held by the Depositary as security for the performance of the
   PreReleasees obligations to the Depositary in connection with a PreRelease transaction, including the PreReleasees
obligation to deliver Shares or
   Receipts upon termination of a PreRelease transaction (and shall not, for the avoidance of doubt, constitute Deposited
Securities hereunder).

         The Depositary may retain for its own
account any compensation received by
   it in connection with the foregoing.

         9.    TITLE TO RECEIPTS.

         It is a condition of this Receipt, and
every successive holder of this
   Receipt by accepting or holding the same consents and agrees, that title to this
   Receipt, when properly endorsed or
accompanied by a properly executed
instrument
   of transfer and transferred in accordance with the terms of the Deposit
   Agreement, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of
the State of New York; provided,
   however, that until this Receipt is
transferred on the books of the Depositary
   as provided in the Deposit Agreement, the Depositary and the Company,
   notwithstanding any notice to the contrary, may treat the Owner hereof at such time as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions


                                         A5
   or to any notice provided for in the Deposit
Agreement or for all other
   purposes, and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Receipt or the Deposit Agreement to any Beneficial Owner or holder of a Receipt unless such Beneficial Owner or holder is the Owner hereof.

         10.   VALIDITY OF RECEIPT.

         This Receipt shall not be entitled to any benefits under the Deposit
   Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by
the manual signature of a duly
   authorized signatory of the Depositary;
provided, however, that such signature
   may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the
manual signature of a duly authorized
   officer of the Registrar.

         11.   REPORTS; INSPECTION OF
TRANSFER BOOKS.

         The Company furnishes the Securities
and Exchange Commission (hereinafter
   called the Commission) with certain public reports and documents required by foreign law or otherwise under Rule
12g32(b) under the Securities Exchange Act.
   Such reports and documents are available for inspection and copying by Owners at the public reference facilities maintained by the Commission located at 450
   Fifth Street, N.W. (Room 1024),
Washington, D.C. 20549.

         The Depositary shall make available for
inspection by Owners of Receipts
   at the Depositarys Corporate Trust Office any notices, reports and other communications received from the
Company which are both (a) received by the
   Depositary, the Custodian or a nominee of either as the holder of the Deposited
   Securities and (b) generally available to the holders of such Deposited
   Securities by the Company.

         The Company will arrange for the
translation into English, if not already
   in English, to the extent required pursuant to any rules or regulations of the
   Commission, and the prompt transmittal by the Company to the Depositary and the
   Custodian, of any notices, reports and
other communications, including any proxy
   soliciting materials, which are made
generally available by the Company to
   holders of its Shares or other Deposited
Securities. If requested in writing by
   the Company, the Depositary will arrange for the mailing, at the Companys expense, of copies of such notices, reports and communications that are made generally available by the Company to
holders of its Shares or other Deposited
   Securities and/or, at the written request of the Company and at the Companys expense, make such notices, reports and
other communications available to all
   Owners on a basis similar to that for
holders of Shares or other Deposited
   Securities, or on such other basis as the Company may advise the Depositary is required or as the Depositary may be
required by any applicable law or
   regulation. The Company will timely
provide the Depositary with the quantity of
   such notices, reports and communications, including any proxy soliciting materials, as requested by the Depositary from time to time, in order for the
   Depositary to effect such mailings. The
Depositary and Custodian may rely upon
   such copies for all purposes of this Receipt and the Deposit Agreement. The
   Depositary will, at the expense of the
Company, make such copy and such notices,
   reports and communications available for inspection by Owners at the
   Depositarys Corporate Trust Office, at the office of the Custodian and at any other designated transfer offices.

         The Depositary will keep at its Corporate
Trust Office a book or books for
   the transfer and registration of Receipts which at all reasonable times shall be open for inspection by the Owners of
Receipts; provided that such inspection
   shall not be for the purpose of
communicating with Owners of Receipts in the
   interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement
or the Receipts.


                                         A6

         The Depositary may close the books, at
any time or from time to time, when
   reasonably deemed expedient by it in
connection with the performance of its
   duties under the Deposit Agreement.


   Dated:



   THE BANK OF NEW YORK,
        as Depositary


   By:


   The address of the Corporate Trust office is located at 101 Barclay Street, New
   York, NY 10286.


                                         A7

                              FORM OF REVERSE OF
RECEIPT

           SUMMARY OF CERTAIN ADDITIONAL
PROVISIONS OF THE DEPOSIT AGREEMENT

         12.   DIVIDENDS AND DISTRIBUTIONS.

         Whenever the Depositary or the
Custodian shall receive any cash dividend
   or other cash distribution on any Deposited
Securities, the Depositary shall, if
   at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be
converted on a reasonable basis into Dollars
   transferable to the United States, and
subject to the Deposit Agreement, if
   practicable in the opinion of the
Depositary, give notice to the Owners of its
   receipt of such payment, specifying the
amount per Share payable in respect of
   such dividend or distribution and the
estimated date, as determined by the
   Depositary for such payments and shall
convert or cause to be converted such
   dividend or distribution into Dollars and will promptly distribute the Dollars thereby received (net of the fees,
expenses and charges of the Depositary as
   provided in the Deposit Agreement) to the Owners entitled thereto on the record date fixed pursuant to Section 4.06 of the Deposit Agreement in proportion to the number of Shares held by each of
them, proportionately; provided, however,
   that in the event that any of the Deposited
Securities is not entitled, by
   reason of its date of issuance, or
otherwise, to receive the full amount of such
   cash dividend or distribution, the
Depositary will make appropriate adjustments
   in the amounts distributed to the Owners of the Receipts issued in respect of such Shares; and provided, further, that in the event that the Company or the
   Depositary is required to withhold and
does withhold from such cash dividend or
   other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed on the Receipts issued in respect of such Deposited Securities shall be reduced accordingly.

         Whenever the Depositary or the
Custodian receives any distribution upon
   the Deposited Securities other than cash, Shares or rights pursuant to Section
   4.01, 4.03 or 4.04 of the Deposit
Agreement, the Depositary will cause such
   amount of the securities or property
received by it to be distributed to the
   Owners of Receipts on the record date
fixed pursuant to Section 4.06 of the
   Deposit Agreement, in any manner that
the Depositary may deem equitable and
   practicable for accomplishing such
distribution net of expenses of the
   Depositary with the consent of the
Company (which consent shall not be
   unreasonably withheld); provided,
however, that the Depositary shall give the
   Company one business days notice of any
such proposed distribution and shall
   not make the distribution if the Company reasonably objects, during such notice period, to the manner of the proposed
distribution; and provided, further, that
   if in the opinion of the Depositary such distribution cannot be made among the
   Owners of Receipts entitled thereto in
proportion to the number of American
   Depositary Shares held by each of them, or if for any other reason the
   Depositary deems such distribution not to be lawful or feasible, the Depositary may adopt such method as it deems
equitable and practicable for the purpose of
   effecting such distribution, including, but not limited to, the sale, at public or private sale, of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees, expenses and charges of the Depositary as provided in
Article 7 hereof and Section 5.09 of
   the Deposit Agreement) shall be
distributed by the Depositary to the Owners of
   Receipts entitled thereto as in the case of a distribution received in cash.

         If any distribution made by the
Company with respect to the Deposited
   Securities and received by the Depositary shall remain unclaimed at the end of
   12 years from the first date upon which
such distribution is made available to
   Owners and subject to any applicable laws, all rights of the Owners to such distribution or the proceeds of the sale thereof shall be extinguished and the
   Depositary shall return the same to the
Company for its own use and benefit
   (except for any distribution upon the
liquidation of the Company when the
   Depositary shall retain the same) and the Depositary shall have no obligation therefor or liability with respect thereto.


                                         A8

         If any distribution consists of a dividend in, or free distribution of,
   Shares, the Depositary may, and shall if the Company so requests, distribute to the Owners of Receipts on the record date fixed pursuant to Section 4.06 of the
   Deposit Agreement, in proportion to the
number of American Depositary Shares
   held by each of them, additional Receipts in the same form for an aggregate number of American Depositary Shares
representing the amount of Shares received
   as such dividend or free distribution,
subject to the terms and conditions of
   the Deposit Agreement with respect to the deposit of Shares and the issuance of
   American Depositary Shares evidenced by
Receipts, including the withholding of
   any tax or other governmental charge as
provided in Section 4.11 of the Deposit
   Agreement and the payment of the fees,
expenses and charges of the Depositary as
   provided in Article 7 hereof and Section
5.09 of the Deposit Agreement. The
   Depositary may withhold any such
distribution of Receipts if it has not received
   reasonably satisfactory assurances from
the Company that such distribution does
   not require registration under the
Securities Act or is exempt from registration
   under the provisions of such Act. In lieu of delivering Receipts for fractional
   American Depositary Shares, the
Depositary may, in its discretion, sell the
   amount of Shares represented by the
aggregate of such fractions, at public or
   private sale, at such place or places and upon such terms as it may deem proper, and distribute the net proceeds of any
such sale in accordance with Section 4.01
   of the Deposit Agreement. If additional
Receipts are not so distributed (except
   as pursuant to the preceding sentence),
each American Depositary Share shall
   thenceforth also represent its
proportionate interest in the additional Shares
   so distributed upon such Deposited
Securities.

         The Company or its agent will remit to
the appropriate governmental agency
   in South Africa all amounts withheld and owing to such agency. The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to
enable the Company or its agent to file
   necessary reports with governmental
agencies, and the Depositary or the Company
   or its agent may file any such reports
necessary to obtain benefits under the
   applicable tax treaties for the Owners of Receipts.

         13.   RIGHTS.

         In the event that the Company shall
offer or cause to be offered to the
   holders of any Deposited Securities any
rights to subscribe for additional
   Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in
making such rights available to any Owners
   entitled thereto or in disposing of such rights on behalf of any Owners entitled thereto and making the net proceeds
available to such Owners or, if by the terms
   of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners,
then the Depositary shall allow the
   rights to lapse. If at the time of the offering of any rights the Depositary determines in its reasonable discretion
(after consultation with the Company)
   that it is lawful and feasible to make such rights available to all or certain
   Owners but not to other Owners, the
Depositary may, and at the request of the
   Company shall, distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary
   Shares held by such Owner, warrants or
other instruments therefor in such form
   as it deems appropriate.

         In circumstances in which rights would
otherwise not be distributed, if an
   Owner of Receipts requests the
distribution of warrants or other instruments in
   order to exercise the rights allocable to the American Depositary Shares of such
   Owner hereunder, the Depositary will
make such rights available to such Owner
   upon written notice from the Company to
the Depositary that (a) the Company has
   elected in its sole discretion to permit such rights to be exercised and (b)
   such Owner has executed such documents
as the Company has determined in its sole
   discretion are reasonably required under applicable law.


                                         A9

         If the Depositary has distributed
warrants or other instruments for rights
   to all or certain Owners, then upon
instruction from such an Owner pursuant to
   such warrants or other instruments to the Depositary to exercise such rights, upon payment by such Owner to the
Depositary for the account of such Owner of an
   amount equal to the purchase price of the Shares or the acquisition price of any other securities to be received upon the exercise of the rights, and upon payment of the fees and expenses of the
Depositary and any other charges as set
   forth in such warrants or other
instruments, the Depositary shall, on behalf of
   such Owner, exercise the rights and
purchase the Shares or other securities, and
   the Company shall cause the Shares or
other securities so purchased to be
   delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares or
other securities so purchased to be
   deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, execute and deliver Receipts to such
   Owner. In the case of a distribution
pursuant to the second paragraph of this
   section, such Receipts shall be legended in accordance with applicable U.S.
   laws, and shall be subject to the
appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

         If the Depositary determines in its
reasonable discretion that it is not
   lawful or feasible to make such rights
available to all or certain Owners, it
   may sell the rights, warrants or other
instruments (either by public or private
   sale and otherwise at its discretion subject to South African laws and regulations) in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it
may not lawfully or feasibly make such
   rights available, and allocate the net
proceeds of such sales (net of the fees,
   expenses and charges of the Depositary as provided in Section 5.09 of the
   Deposit Agreement and all taxes and other governmental charges payable in connection with such rights, and subject to the terms and conditions of the
   Deposit Agreement) for the account of
such Owners otherwise entitled to such
   rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners on account of exchange restrictions or the date of delivery of any Receipt or otherwise.

         The Depositary will not offer rights to
Owners unless both the rights and
   the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to all Owners or are registered under the provisions of such
Act; provided, that nothing in the
   Deposit Agreement shall create any
obligation on the part of the Company to file
   a registration statement with respect to such rights or underlying securities under the Securities Act or any applicable law or to endeavor to have such a registration statement declared effective.
If an Owner of Receipts requests the
   distribution of warrants or other
instruments, notwithstanding that there has
   been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an
opinion from U.S. counsel for the Company
   in accordance with Section 5.07 of the
Deposit Agreement upon which the
   Depositary may rely that such distribution to such Owner is exempt from such registration; provided, however, the
Company shall have no obligation to cause
   its counsel to issue such opinion at the request of such Owner.

         The Depositary shall not be responsible
for any reasonable failure to
   determine that it may be lawful or feasible to make such rights available to
   Owners in general or any Owner in
particular.

         14.   CONVERSION OF FOREIGN
CURRENCY.

         Whenever the Depositary or the
Custodian shall receive foreign currency,
   received by way of dividends or other
distributions or in the form of the net
   proceeds from the sale of securities,
property or rights, and if, at the time,
   the foreign currency so received can, in the judgment of the Depositary be converted on a reasonable basis into
Dollars and the resulting Dollars
   transferred to the United States, the
Depositary shall promptly convert or cause
   to be converted as, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such
Dollars shall be promptly distributed to the


                                         A10

   Owners entitled thereto or, if the
Depositary shall have distributed any
   warrants or other instruments which
entitle the holders thereof to such Dollars,
   then to the holders of such warrants or
instruments upon surrender thereof for
   cancellation, in either case, without liability for interest thereon. Such distribution may be made upon an
averaged or other practicable basis without
   regard to any distinctions among Owners
on account of exchange restrictions, the
   date of delivery of any Receipt or
otherwise and shall be net of any expenses of
   conversion into Dollars incurred by the
Depositary as provided in Section 5.09
   of the Deposit Agreement.

         If such conversion or distribution can be effected only with the approval or license of any government or agency
thereof, the Depositary shall have
   discretion and authority to file such
application for approval or license, if
   any, as it may deem desirable. In no event, however, shall the Depositary be obligated to make such a filing, nor shall it be liable for failure to receive approval or licence.

         If at any time the Depositary shall
determine that in its judgment any
   foreign currency received by the
Depositary or the Custodian is not convertible
   into Dollars transferable to the United
States, or if any approval or license of
   any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtainable at a reasonable cost or within a reasonable period as determined by the Depositary, the
Depositary may in its discretion, but
   subject to applicable laws and regulations, either (i) distribute such foreign currency (or an appropriate document
evidencing the right to receive such
   foreign currency) to the Owners of
Receipts entitled to receive the same, or
   (ii) hold such foreign currency for the
respective accounts of such persons,
   uninvested and without liability for
interest.

         If any such conversion of foreign
currency, in whole or in part, can be
   effected as aforesaid for distribution to some but not all of the Owners of
   Receipts entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars, to the extent such currency shall be convertible as aforesaid, to the Owners of Receipts entitled thereto and, with respect to the balance of such foreign
currency, shall in its discretion, but
   subject to any applicable law and
regulations, either (i) distribute or make
   available for distribution such balance to the persons who were Owners of
   Receipts entitled thereto with respect to whom such conversion could not then be effected, or (ii) hold such balance for the respective accounts of such persons, uninvested and without liability for
interest.

         15.   RECORD DATES.

         Whenever any cash dividend or other
cash distribution shall become payable
   or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited
Securities, or whenever for any reason the
   Depositary causes a change in the number of Shares that are represented by each
   American Depositary Share, or whenever
the Depositary shall receive notice of
   any meeting of holders of Shares or other
Deposited Securities, the Depositary
   shall fix a record date (a) for the
determination of the Owners of Receipts who
   shall be (i) entitled to receive such
dividend, distribution or rights or the
   net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such
meeting, or (b) on or after which each
   American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit
Agreement. Such record date will, to the extent
   practicable, be the same record date as any corresponding record date set by the
   Company for such purpose.

         16.   VOTING OF DEPOSITED SECURITIES.

         As soon as practicable after receipt of
notice of any meeting of holders
   of Shares or other Deposited Securities the Depositary shall at the Companys expense, mail to the Owners of Receipts a notice which shall contain (a) such information as is contained in such notice of meeting, (b) a statement


                                         A11
   that such Owners of Receipts at the close of business on a specified record date will be entitled, subject to any applicable provision of South African law, of the Deposited Securities or of the
Memorandum and Articles of Association of the
   Company, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American
Depositary Shares, and (c) a brief
   statement as to the manner in which such instructions may be given, including an express indication that the Depositary shall notify such instruction to the
   Chairman of the Company, or such other
director that the Chairman may designate,
   and appoint the Chairman or that other
person designated by the Chairman as
   representative of the Depositary and the Owners to attend such meeting and vote the Deposited Securities in the direction so instructed by such Owner.

         The Depositary shall not, and the
Depositary shall ensure that its
   nominees, if any, shall not, vote or exercise any discretion in respect to any resolution or otherwise attempt to
exercise the right to vote which attaches to
   the Shares or other Deposited Securities represented by the American Depositary
   Shares evidenced by such Owners Receipt
other than in accordance with Section
   4.07 of the Deposit Agreement. The
Depositary shall not exercise any voting
   discretion over any Deposited Securities.
Always subject to applicable law and
   the Companys Memorandum and Articles
of Association, if no voting instructions
   are received by the Depositary from any
Owner with respect to any of the
   Deposited Securities represented by
American Depositary Shares evidenced by such
   Owners Receipt on or before the date
established by the Depositary for such
   purpose, the Depositary shall promptly
advise the Company of the same and the
   Depositary shall not (unless required by applicable law) vote in respect of such
   Deposited Securities.

         17.   CHANGES AFFECTING DEPOSITED
SECURITIES, RECLASSIFICATION,
               RECAPITALIZATIONS, ETC.

         In circumstances where the provisions
of Section 4.03 of the Deposit
   Agreement do not apply, upon any change
in par or nominal value, subdivision,
   consolidation, or any other reclassification of Deposited Securities, or upon any reduction of capital, recapitalization, reorganization, merger, amalgamation or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be
received by the Depositary or a Custodian
   in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities
under the Deposit Agreement, and American
   Depositary Shares then outstanding shall thenceforth represent the new Deposited
   Securities so received in exchange for or on conversion of or in respect of
   Deposited Securities, unless additional or new Receipts are delivered pursuant to the following sentence. In any such
case, the Depositary may, and shall if
   the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or may call for the surrender of outstanding
   Receipts to be exchanged for new Receipts specifically describing such new
   Deposited Securities.

         18.   LIABILITY OF THE COMPANY AND
DEPOSITARY.

         Neither the Depositary, the Custodian
nor the Company shall incur any
   liability to any Owner or Beneficial Owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States, South
   Africa, or of any other country, or of any other action of any governmental or regulatory authority of the United States, South Africa, or any other country, or of any stock exchange, or by reason of any provision, present or future, of the Articles of Association of the Company, or by reason of any act of God or war or other circumstances beyond its
control, the Depositary, the Custodian or
   the Company, as the case may be, shall be delayed in, prevented or forbidden from or subjected to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary, the Custodian or the Company incur any liability to any
Owner or Beneficial Owner of a Receipt by
   reason of any nonperformance or delay,
caused as aforesaid, in the performance
   of any act or thing which, by the terms of


                                         A12
   the Deposit Agreement, it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement. Where, by the
terms of a distribution pursuant to
   Section 4.01, 4.02 or 4.03 of the Deposit
Agreement, or an offering or
   distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such
distribution or offering on behalf of
   such Owners and make the net proceeds
available to such Owners, then the
   Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

         Neither the Company, the Custodian
nor the Depositary nor any of their
   respective directors, officers, employees or agents, assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or
   Beneficial Owners of Receipts, other than that each of them agrees to perform its obligations and duties specifically set forth in the Deposit Agreement without negligence or bad faith. The
Depositary and the Custodian shall not be
   subject to any liability with respect to the validity or worth of the Deposited
   Securities. Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any
action, suit, or other proceeding in
   respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or
liability, unless indemnity satisfactory to
   it against all expenses and liabilities shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the
responsibility of the Custodian being solely to
   the Depositary. Neither the Depositary,
the Custodian nor the Company shall be
   liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel,
accountants, any person presenting Shares for
   deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be
competent to give such advice or information.
   The Depositary, the Custodian and the
Company may rely and shall be protected in
   acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. Neither the Depositary nor its
agents shall be responsible for any
   failure to carry out any instructions to vote any of the Deposited Securities, or for the manner or effect of any such
vote made either with or without
   request, or for not exercising any right to vote, as long as any such action or nonaction is in good faith and in accordance with the terms of the Deposit
   Agreement. The Depositary shall not be
liable for any acts or omissions made by
   a successor depositary whether in
connection with a previous act or omission of
   the Depositary or in connection with a
matter arising wholly after the removal
   or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

         The Company agrees to indemnify the
Depositary, its directors, employees,
   agents and affiliates and any Custodian
against, and hold each of them harmless
   from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may
arise out of any registration with the
   Commission of Receipts, American
Depositary Shares or Deposited Securities or
   the offer or sale thereof in the United
States or out of acts performed or
   omitted, in accordance with the provisions of the Deposit Agreement and of the
   Receipts, as the same may be amended,
modified or supplemented from time to
   time, (i) by either the Depositary or a
Custodian or their respective directors,
   employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, or (ii) by the Company or any of its directors, employees, agents and
affiliates.

         The indemnities contained in the
preceding paragraph shall not extend to
   any liability or expense which arises solely and exclusively out of a
   PreRelease (as defined in Section 2.10 of the Deposit Agreement) of a Receipt
   or Receipts in accordance with Section 2.10 of the Deposit Agreement and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a PreRelease pursuant to
Section 2.10 of the Deposit Agreement;
   provided, however, that the indemnities
provided in the preceding paragraph
   shall apply to any such liability or expense
(i) to the extent that such
   liability or expense would have arisen had a Receipt or Receipts not been the subject of a PreRelease, or (ii) which


                                         A13
   may arise out of any misstatement or
alleged misstatement or omission or alleged
   omission in any registration statement,
proxy statement, prospectus (or
   placement memorandum), or preliminary
prospectus (or preliminary memorandum)
   relating to the offer or sale of American
Depositary Shares, except to the
   extent that any such liability or expense arises out of (a) information relating to the Depositary or any Custodian, as
applicable, furnished in writing and not
   materially changed or altered by the
Company, expressly for use in any of the
   foregoing documents, or, (b) if such
information is provided, the failure to
   state a material fact necessary to make the information provided not misleading.

         The Depositary agrees to indemnify the
Company, its directors, employees,
   agents and affiliates and hold them
harmless from any liability or expense which
   may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees,
agents and affiliates due to their
   negligence or bad faith.

         No disclaimer of liability under the
Securities Act is intended by any
   provisions of the Deposit Agreement.

         19.   RESIGNATION AND REMOVAL OF
THE DEPOSITARY; APPOINTMENT OF
SUCCESSOR
               DEPOSITARY; APPOINTMENT OF
SUBSTITUTE OR ADDITIONAL CUSTODIANS.

         The Company may terminate the
appointment of the Depositary under the
   Deposit Agreement by giving at least 90
days notice in writing to the
   Depositary and the Custodian, and the
Depositary may resign as Depositary by
   giving at least 90 days notice in writing to the Company and the Custodian, such termination of appointment or
resignation to take effect upon the later of:
   (i) the 90th day after giving notice and (ii) the appointment of a successor depositary and its acceptance of such
appointment as provided in the Deposit
   Agreement. Within 90 days after the giving of such notice, notice thereof shall be duly given by the Depositary to the
Owners.

         In case at any time the Depositary acting hereunder shall resign or be removed, the Company, unless the
Company shall desire the termination of the
   Deposit Agreement as provided in Section
6.02 thereof, shall use all reasonable
   efforts to appoint a successor depositary, which shall be a bank or trust company having its principal office in the Borough of Manhattan, The City of New
   York with effect from the date of
termination or resignation specified in such
   notice as soon as reasonably possible
following notice of such termination or
   resignation. Every successor depositary
shall execute and deliver to its
   predecessor and to the Company an
instrument in writing accepting its
   appointment hereunder, and thereupon
such successor depositary, without any
   further act or deed, shall become fully
vested with all the rights, powers,
   duties and obligations of its predecessor;
provided, however, that such
   predecessor, upon payment of all sums
due it and on the written request of the
   Company, shall execute and deliver an
instrument transferring to such successor
   all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor and shall deliver to such
successor a list of the Owners of all
   outstanding Receipts and such other
information relating to Receipts and Owners
   thereof as the successor may reasonably
request. The successor depositary shall
   promptly mail notice of its appointment to the Owners of Receipts and the
   Custodian.

         The Depositary may appoint one or
more agents to act as its Custodian
   under the Deposit Agreement. The
Depositary has initially appointed FirstRand
   Bank Limited as Custodian and agent of the Depositary for the purpose of the
   Deposit Agreement. Any Custodian in
acting under the Deposit Agreement shall be
   subject at all times and in all respects to the directions of the Depositary, and shall be responsible solely to it. Any
Custodian may resign and be
   discharged from its duties by notice of such resignation delivered to the
   Depositary at least thirty (30) days prior to the date on which such resignation is to become effective. If upon the
effectiveness of such resignation there
   shall be no Custodian acting,


                                         A14
   the Depositary shall, promptly after
receiving such notice, appoint, after
   consultation with the Company, a
substitute custodian or custodians, each of
   which shall thereafter be a Custodian.
Whenever the Depositary in its discretion
   determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians, which shall thereafter be one of a Custodians under the Deposit
Agreement subject in each instance to
   the written approval of the Company.
Upon demand of the Depositary any previous
   Custodian shall deliver the Deposited
Securities held by it to any other
   Custodian or such substitute or additional custodian or custodians as the
   Depositary shall instruct. Each such
substitute or additional custodian or
   custodians shall deliver to the Depositary, forthwith upon its appointment an acceptance of such appointment
satisfactory in form and substance to the Depositary.

         Upon the appointment of any successor
depositary, any Custodian then
   acting shall forthwith become, without any further act or writing, the agent of such successor depositary, and the
appointment of such successor depositary
   shall in no way impair the authority of any Custodian; provided, however, that the successor depositary so appointed
shall, on the written request of any
   Custodian, execute and deliver to such
Custodian all such instruments as may be
   proper to give to such Custodian full and complete power and authority as agent of such successor depositary.

         Any corporation into or with which the
Depositary may be converted, merged
   or consolidated shall be the successor of such Depositary without the execution or filing of any document or any further act.

         20.   AMENDMENT.

         The form of the Receipts and any
provisions of the Deposit Agreement may
   at any time and from time to time be
amended by written agreement between the
   Company and the Depositary without the
consent of the Owners or Beneficial
   Owners in any respect which they may
deem necessary or desirable. Any amendment
   which shall impose or have the effect of increasing, any fees or charges payable by the Owners of Receipts (other than
taxes on other governmental charges,
   registration fees and cable, telex or
facsimile transmission, delivery
   expenses), or which shall otherwise
prejudice any substantial existing right of
   Owners of Receipts, shall not become
effective as to outstanding Receipts until
   the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding
Receipts. Every Owner of an outstanding
   Receipt at the time any such amendment
so becomes effective shall be deemed, by
   continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as
amended thereby. In no event shall any
   amendment impair the right of the Owner
of any Receipt to surrender such Receipt
   and receive therefor the Deposited
Securities represented thereby except in
   order to comply with mandatory provisions of applicable law. Notwithstanding the foregoing, if any governmental body
should adopt new laws, rules or regulations
   which would require amendment or
supplement of the Deposit Agreement to
ensure
   compliance therewith, the Company and
the Depositary may amend or supplement the
   Deposit Agreement and the Receipt at any time in accordance with such changed rules. Such amendment or supplement to
the Deposit Agreement in such
   circumstances may become effective
before a notice of such amendment or
   supplement is given to Owners or within
any other period of time as required for compliance.

         21.   TERMINATION OF DEPOSIT
AGREEMENT.

         The Depositary shall at any time, at the direction of the Company, terminate the Deposit Agreement by
mailing notice of such termination to the
   Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination.

         During the period beginning on the date
of the giving of such notice by
   the Depositary to the Owners and ending
on the date on which such termination
   takes effect, each Owner of a Receipt will,


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

   upon (a) surrender of such Receipt at the Corporate Trust Office of the
   Depositary, (b) payment of the fee of the Depositary for the surrender of
   Receipts referred to in Section 5.09 of the Deposit Agreement, and (c) payment of any applicable taxes or other
governmental charges, be entitled to delivery,
   to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.

         If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of
   Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or
perform any further acts under this
   Deposit Agreement, except that the
Depositary shall continue to collect
   dividends and other distributions
pertaining to Deposited Securities, shall sell
   rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the
   Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such
   Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of
termination, the Depositary may sell the
   Deposited Securities then held thereunder and may thereafter hold uninvested the net proceeds of any such sale, together
with any other cash then held by it
   thereunder, unsegregated and without
liability for interest, for the pro rata
   benefit of the Owners of Receipts which
have not theretofore been surrendered,
   such Owners thereupon becoming general
creditors of the Depositary with respect
   to such net proceeds. After making such
sale, the Depositary shall be discharged
   from all obligations under the Deposit
Agreement, except to account for such net
   proceeds and other cash (after deducting, in each case, the fee of the
   Depositary for the surrender of a Receipt, any expenses for the account of the
   Owner of such Receipt in accordance with the terms and conditions of the Deposit
   Agreement, and any applicable taxes or
governmental charges) and except for its
   obligations to the Company under Section
5.08 of the Deposit Agreement. Upon the
   termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement
except for its obligations to the
   Depositary under Sections 5.08 and 5.09 of the Deposit Agreement.


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